EXHIBIT 99

SUBJECT TO REVISION
-------------------
TERM SHEET DATED MAY 4, 1999
----------------------------

        $750,000,000 FLOATING RATE ASSET BACKED TERM NOTES, SERIES 1999-A
                 SUPERIOR WHOLESALE INVENTORY FINANCING TRUST V
                                     Issuer
                     WHOLESALE AUTO RECEIVABLES CORPORATION
                                     Seller
                      GENERAL MOTORS ACCEPTANCE CORPORATION
                                    Servicer

Attached is a preliminary term sheet describing the structure, collateral pool and certain aspects of Superior Wholesale Inventory Financing Trust V. The information and assumptions contained in the term sheet are preliminary and will be superseded by a prospectus supplement and prospectus and by any other information subsequently filed by the Seller with the Securities and Exchange Commission (the "SEC") or incorporated by reference in the relevant registration statement. In addition, the term sheet supersedes any prior or similar term sheet.

None of the underwriters, General Motors Acceptance Corporation ("GMAC"), the Issuer or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in the attached term sheet. The information contained in the term sheet only addresses certain aspects of the applicable security's characteristics and does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) RELATING TO THE TRUST HAS BEEN FILED WITH THE SEC AND HAS BEEN DECLARED EFFECTIVE. IN CONNECTION WITH THIS OFFERING, A PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES OFFERED BY THE TRUST WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR WILL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SECURITIES OF THE TRUST MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE FINAL PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. THE SECURITIES TO BE OFFERED BY THE TRUST UNDER THE FINAL PROSPECTUS AND THE PROSPECTUS SUPPLEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ANY INVESTMENT DECISION SHOULD BE BASED ON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT, WHICH WILL BE CURRENT AS OF THEIR PUBLICATION DATES AND AFTER PUBLICATION MAY NO LONGER BE COMPLETE OR CURRENT. A PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED BY CONTACTING BEAR, STEARNS & CO. INC. AT (212) 272-4955 OR SALOMON SMITH BARNEY AT (212) 723-6171.

                                JOINT BOOKRUNNERS

BEAR, STEARNS & CO. INC.                                    SALOMON SMITH BARNEY


                                   CO-MANAGERS
LEHMAN BROTHERS                                       MORGAN STANLEY DEAN WITTER

              FLOATING RATE ASSET BACKED TERM NOTES, SERIES 1999-A
                 SUPERIOR WHOLESALE INVENTORY FINANCING TRUST V

                               SUBJECT TO REVISION

                                   TERM SHEET

                                DATED MAY 4, 1999

Capitalized terms used below that are not defined, have the meanings specified in the prospectus of Wholesale Auto Receivables Corporation, as filed with the SEC on November 19, 1997. A copy of the prospectus is available from the SEC. The prospectus will be superseded by a final prospectus and prospectus supplement to be dated May __, 1999. Any investment decision should be based solely on the information in the final prospectus and prospectus supplement.

Issuer...............................Superior  Wholesale   Inventory   Financing
                                     Trust V  (the  "Trust" or  the "Issuer"), a
                                     Delaware business trust.

Seller...............................Wholesale Auto Receivables  Corporation,  a
                                     Delaware corporation  and  a   wholly-owned
                                     subsidiary of GMAC.

Servicer.............................GMAC.

Indenture Trustee....................The Bank of New York.

Owner Trustee........................Chase Manhattan Bank Delaware.

Expected Initial Closing Date........May 18, 1999

Capitalization of the Trust..........On the Initial Closing Date, the Trust will issue $750,000,000 of  Floating  Rate Asset
                                     Backed  Term   Notes,  Series  1999-A  (the
                                     "1999-A  Term  Notes"),  $1,250,000,000  of
                                     Floating Rate Asset Backed Revolving Notes,
                                     Series  1999-RN1  (the  "1999-RN1 Revolving
                                     Notes")  and  $185,800,000 of Floating Rate
                                     Asset Backed  Certificates,  Class  1999-A.
                                     Only  the  1999-A  Term  Notes  are   being
                                     offered hereby.  After  this  offering, the
                                     Trust   may   issue   from   time  to  time
                                     additional series of Term Notes, additional series of Revolving Notes (together with the 1999-A Term Notes and the Revolving Notes issued on the Initial Closing Date, the "Notes") and additional Certificates (together with the Certificates issued on the Initial Closing Date and the Notes, the "Securities").

The 1999-A Term Notes................The  Trust will issue the 1999-A Term Notes in the aggregate original principal amount of $750,000,000. The 1999-A Term Notes will be issued in book entry form through the facilities of The Depository Trust Company, Cedelbank and the Euroclear System.

Terms of the 1999-A Term Notes.......The  principal  terms  of  the  1999-A Term
                                     Notes are described below:

 A.  Distribution Dates..............Payments  of  interest  on  the 1999-A Term
                                     Notes will be made on the fifteenth day  of
                                     each month  or, if  any  such  day is not a
                                     Business  Day,  on  the  next  Business Day
                                     (each, a "Distribution  Date"),  commencing
                                     June 15, 1999 (the  "Initial   Distribution
                                     Date").   Payments  will  be  made  to  the
                                     holders of the 1999-A Term  Notes of record
                                     as of the day preceding such   Distribution
                                     Date (or, if Definitive 1999-A Term Notes are issued, as of the last day of the preceding month).

 B.  Interest........................Interest   on   the  outstanding  principal
                                     balance  of  the  1999-A  Term  Notes  will
                                     accrue  from  and including the most recent
                                     Distribution  Date  on  which  interest has
                                     been  paid  to  but excluding the following
                                     Distribution Date (or,  in the case  of the
                                     initial   Distribution   Date,   from   and
                                     including  the  Initial Closing Date).  The
                                     interest  rate  for the  1999-A  Term Notes
                                     will  be  equal  to  one-month  LIBOR  plus
                                     0.___% per annum.  Interest  on  the 1999-A
                                     Term  Notes will be calculated on the basis
                                     of actual days elapsed and a 360-day  year.
                                     Interest payments on  the 1999-A Term Notes
                                     will   be   derived  from  Available  Trust
                                     Interest  and  receipts under the Term Note
                                     Basis Swap and, to the extent necessary and available therefor, Servicer Advances and withdrawals from the Reserve Fund and, if applicable, the Cash Accumulation Reserve Fund.

 C.  Principal.......................Unless  a  Rapid  Amortization  Period  has
                                     commenced,  no  principal  payments will be
                                     made  on  the  1999-A  Term Notes until the
                                     Targeted Final Payment Date.  The "Targeted
                                     Final  Payment  Date" will  be the May 2004
                                     Distribution   Date.   In  general,  on the
                                     Targeted Final Payment Date  for the 1999-A
                                     Term   Notes,   the  outstanding  principal
                                     balance  of  the  1999-A Term Notes will be
                                     paid. If the 1999-A Term Notes are not paid
                                     in full on the Targeted Final Payment Date,
                                     payments of principal  will be made on each
                                     Distribution Date thereafter until  so paid
                                     in full. To the extent not previously paid,
                                     the  entire outstanding  principal balance,
                                     if any, of  the  1999-A  Term Notes will be
                                     payable on the May 2006  Distribution  Date
                                     (the "Stated Final Payment Date").   During
                                     any Rapid  Amortization  Period,  principal
                                     payments will  be  made  on the 1999-A Term
                                     Notes   on   the  basis  of  the  Principal
                                     Allocation Percentage.

                                     The "Principal Allocation Percentage" for a series of Notes for which principal is being retained or set aside means the percentage equivalent of a fraction:

                                     o If  a  Wind  Down  Period  or  an   Early
                                       Amortization Period is not in effect:

                                       (1) (A) for any series  of Term Notes for
                                       which principal is being retained or  set
                                       aside, the aggregate  initial   principal
                                       balance of such  series  or  (B)  for any
                                       series of   Revolving  Notes   for  which
                                       principal is being retained or set aside,
                                       the outstanding principal balance of such
                                       series as of the close of business on the
                                       day  preceding  the  first  day  of   the
                                       Payment  Period  with  respect  to   such
                                       series, divided by (2) the sum of the amounts as determined pursuant to (A) and
                                       (B) above for each such series of Notes for which principal is being retained or set aside.

                                     o If  a  Wind   Down  Period  or  an  Early
                                       Amortization Period is in effect:

                                       (1) the outstanding  principal balance of
                                       such  series on   the  last  day  of  the
                                       Revolving Period,   divided  by  (2)  the
                                       aggregate outstanding principal balance of all series of Notes outstanding as of the last day of the Revolving Period (except for any series the principal balance of which has been fully paid or provided for).


Term Note Basis Swap.................On  the  Initial  Closing  Date,  the Owner
                                     Trustee, on behalf of the Trust, will enter
                                     into  a basis swap (the  "Term  Note  Basis
                                     Swap")  with  GMAC (in  such capacity,  the
                                     "Basis Swap  Counterparty").  In accordance
                                     with the terms of the Term Note Basis Swap,
                                     on  each  Distribution  Date the Basis Swap
                                     Counterparty  will be  obligated  to pay to
                                     the  Trust an  amount equal to the interest
                                     accrued   during   the  related  Collection
                                     Period on the daily Term Notional Amount of
                                     the  1999-A  Term Notes at  a rate equal to
                                     LIBOR  with  respect  to  such Distribution
                                     Date  plus ____% for  each  day during  the
                                     related  Collection  Period divided by 360.
                                     In exchange, on each Distribution Date, the
                                     Trust will be obligated to pay to the Basis
                                     Swap  Counterparty   an   amount  equal  to
                                     interest   accrued   during   the   related
                                     Collection   Period   on  the   daily  Term
                                     Notional Amount at a per annum rate equal to the Prime Rate for each day during the related Collection Period divided by 360.

                                     The  "Term  Notional  Amount"  for  any day
                                     during a Collection Period will equal   the
                                     Unaccumulated   Principal  Balance  of  the
                                     1999-A Term Notes as of that day, including
                                     after  giving effect to unreimbursed  Trust
                                     Charge-Offs as of the  close of business on
                                     the    Distribution    Date   during   that
                                     Collection Period.

                                     The "Unaccumulated  Principal Balance"  for
                                     any Distribution  Date  means (1) the daily
                                     average   of   the   outstanding  principal
                                     balance of the 1999-A Term Notes during the related Collection Period, minus (2) (x) if a Cash Accumulation Period is in effect for the 1999-A Term Notes, the daily average of the amount of funds on deposit in the Cash Accumulation Account during the related Collection Period, or (y) if a Payment Period or a Rapid Amortization Period is in effect for the 1999-A Term Notes, the daily average of the amount of funds on deposit in the Note Distribution Account during the related Collection Period with respect to the outstanding principal balance of the 1999-A Term Notes.

                                     Under  the  Term  Note  Basis Swap, on each
                                     Distribution Date, the amount the  Trust is
                                     obligated to pay will be netted against the
                                     amount  the  Basis  Swap   Counterparty  is
                                     obligated to pay such that only the net amount will be due from the Trust or the Basis Swap Counterparty, as the case may be.

                                     The termination of the Term Note Basis Swap will be a Cash Accumulation Event.

Other Credit and Liquidity Support...The  Reserve  Fund  will be created for the benefit of the Trust and the holders of the
                                     Notes.  An initial deposit into the Reserve
                                     Fund  will  be  made  by  the  Seller in an
                                     amount equal to $10,929,000. The Seller may
                                     make additional limited deposits  into  the
                                     Reserve Fund from time to time. The Reserve
                                     Fund Required  Amount will  generally equal
                                     0.5% of the Maximum Pool Balance as  of any
                                     Distribution    Date.   The  Reserve   Fund
                                     Trigger  Amount  will  equal  25%  of   the
                                     Reserve Fund Required Amount.

                                     The  Cash  Accumulation  Reserve  Fund will
                                     also  be  created  for  the  benefit of the
                                     holders  of  the  1999-A Term  Notes.   The
                                     Seller will  deposit  $10,620,000  into the
                                     Cash  Accumulation   Reserve  Fund  on  the
                                     Initial Closing Date.  Amounts in the  Cash
                                     Accumulation Reserve Fund will be available
                                     to pay interest on the 1999-A Term Notes if
                                     a  Cash  Accumulation  Event   occurs.  The
                                     required  amount  in  the Cash Accumulation
                                     Reserve   Fund   will   decline   on   each
                                     Distribution  Date  until  the  1999-A Term
                                     Notes are paid in full. The Seller may make additional deposits into the Cash Accumulation Reserve Fund from time to time.

                                     The Certificates will be subordinate to the
                                     Notes (including the 1999-A Term Notes)  to
                                     the extent described herein.  In  addition,
                                     the Servicer will make Servicer Advances to
                                     the  extent  that  the  Servicer expects to
                                     recoup   the   advance    from   subsequent
                                     collections.

The Trust............................The  property  of  the  Trust  (the  "Trust
                                     Estate")  will  include  (a)  the  Seller's
                                     right, title and interest in, to  and under
                                     (i) the Eligible  Receivables  existing  in
                                     the  Accounts  included  in  the  Pool   of
                                     Accounts  on  May  14,  1999  (the "Initial
                                     Cut-Off  Date")  (or,  in  the  case  of an
                                     Additional Account, the related  Additional
                                     Cut-Off Date) and the Eligible  Receivables
                                     generated under each such Account from time
                                     to  time thereafter so long as such Account
                                     is  included in the Pool of Accounts,  (ii)
                                     Collections on such Receivables  and  (iii)
                                     the  related  Collateral  Security, (b) the
                                     Seller's  rights  and  remedies  under  the
                                     Pooling and Servicing Agreement  associated
                                     with the Receivables conveyed to the Trust,
                                     (c)  the Term  Note Basis Swap with respect
                                     to  the  1999-A  Term Notes and any similar
                                     basis  swaps  with  respect  to  any  other
                                     Securities, (d)  the  Reserve  Fund and the
                                     Cash  Accumulation  Reserve  Fund,  and (e)
                                     certain accounts in the name of holders  of
                                     the related Securities, including the  Cash
                                     Accumulation   Account.   Under   specified
                                     circumstances, Accounts may be added or removed from the Pool of Accounts.

                                     The  Trust will begin  its existence on the
                                     Initial Closing Date.  During the Revolving
                                     Period  for  the  Trust,  Trust   Principal
                                     Collections that are not needed for set asides or payments of principal on the Notes, or to be held as the Cash Collateral Amount, will be paid to the Seller to acquire new Receivables.

                                     The Wind Down Period will begin following the Scheduled Revolving Period Termination Date. Once the Wind Down Period begins,
                                     Trust Principal Collections allocable to the 1999-A Term Notes will be accumulated and held in the Cash Accumulation Account until the Targeted Final Payment Date for the 1999-A Term Notes.

                                     In order to reduce the likelihood  that the
                                     1999-A Term Notes  will pay prior to  their
                                     Targeted  Final Payment Date, certain Early
                                     Amortization Events have been designated as
                                     Cash Accumulation Events, the occurrence of
                                     which will terminate the  Revolving  Period
                                     and  begin  the  Cash  Accumulation Period.
                                     During  a  Cash  Accumulation Period, Trust
                                     Principal  Collections  allocable  to   the
                                     1999-A Term Notes will be invested in the Cash Accumulation Account until the Cash Accumulation Event is cured, the Securities are repaid in full or a Rapid Amortization Period occurs.

                                     Certain Early Amortization Events and other
                                     events  have  been   designated  as   Rapid
                                     Amortization  Events,  the  occurrence   of
                                     which  will  terminate the Revolving Period
                                     or the Cash  Accumulation  Period and begin
                                     the  Rapid  Amortization  Period.  During a
                                     Rapid Amortization Period,  Trust Principal
                                     Collections will be allocated to the 1999-A
                                     Term   Notes   based   on  their  Principal
                                     Allocation Percentage. During the Wind Down
                                     Period or an Early Amortization Period, the
                                     Trust  will  no  longer  be  permitted   to
                                     acquire Receivables from the Seller.

The Revolving Notes..................The Specified Maximum Revolver Balance will initially  be  $1,250,000,000.  This amount
                                     may   be   increased   or   decreased,  and
                                     additional series of Revolving Notes (which
                                     may have different Revolver Interest Rates,
                                     Targeted Final Payment  Dates,  if any, and
                                     Stated Final  Payment Dates) may  be issued
                                     from time to time as described in the final
                                     prospectus and prospectus supplement.   The
                                     Trust  will  not  borrow  additional  funds
                                     under  the  Revolving Notes during the Wind
                                     Down  Period  or  any  Early   Amortization
                                     Period but may borrow funds during the Payment Period for the 1999-A Term Notes after principal on the 1999-A Term Notes has been fully funded.

The Certificates.....................The  Trust  will issue  Certificates on the
                                     Initial  Closing  Date  with  an  aggregate
                                     initial     Certificate     Balance      of
                                     $185,800,000.  From time to time  after the
                                     Initial     Closing      Date,   additional
                                     Certificates may be issued.

Revolving Period.....................The  Revolving  Period  for  the Trust will begin on the Initial Cut-Off Date  and will
                                     end  on the earlier of (a) the commencement
                                     of an Early Amortization Period and (b) the
                                     Scheduled   Revolving   Period  Termination
                                     Date.  The   Scheduled   Revolving   Period
                                     Termination Date will initially be June 30,
                                     1999 and will be automatically  extended to
                                     the  last  day  of  each  succeeding  month
                                     unless the Seller elects, at its option, to
                                     terminate  the  automatic  extension.   The
                                     Scheduled Revolving Period Termination Date
                                     may  not  be  extended  beyond  January 31,
                                     2005. If terminated  upon the  commencement
                                     of   a   Cash   Accumulation   Period,  the
                                     Revolving Period may recommence in certain limited circumstances.

Payment Period.......................Except  as  described  herein  and unless a
                                     Rapid   Amortization   Period   or  a  Cash
                                     Accumulation  Period  has  commenced and is
                                     continuing,  the  Payment  Period  for  the
                                     1999-A  Term  Notes will commence not later
                                     than April 1, 2004. The Payment Period will
                                     commence earlier than April 1, 2004 (but no
                                     earlier  than  January  1,  2004),  if that
                                     earlier commencement is deemed advisable or
                                     necessary  to  provide  sufficient funds to
                                     pay the 1999-A Term  Notes  in  full on the
                                     Targeted Final Payment Date.  This  Payment
                                     Period will continue until the  earliest of
                                     (a) the commencement of a Cash Accumulation
                                     Period,  (b)  the  commencement  of a Rapid
                                     Amortization Period, (c)  the  commencement
                                     of the Wind Down Period and (d) the date on
                                     which all the outstanding 1999-A Term Notes
                                     are paid in full. During the Payment Period
                                     for the 1999-A  Term  Notes, the Trust will
                                     accumulate   funds   for   the  payment  of
                                     principal  on  the  1999-A Term Notes in an
                                     amount  equal to the outstanding  principal
                                     balance  of  such Notes.  To the extent not
                                     paid in full on the Targeted Final  Payment
                                     Date, principal  will be paid on the 1999-A
                                     Term  Notes   on  each   Distribution  Date
                                     thereafter until such Notes are paid in full. Principal payments may also be made on the Revolving Notes during the Payment Period for the 1999-A Term Notes.

Cash Accumulation Period.............A  Cash  Accumulation Period  will commence upon the occurrence of a Cash  Accumulation
                                     Event for the  1999-A  Term  Notes and will
                                     end  on  the  earliest of (a)  the date  on
                                     which  the  1999-A  Term  Notes are paid in
                                     full,  (b)  the  occurrence   of  a   Rapid
                                     Amortization  Event  for  the  1999-A  Term
                                     Notes, (c) the Trust Termination  Date  and
                                     (d)   the    remediation   of   the    Cash
                                     Accumulation  Event and the  recommencement
                                     of the Revolving Period for the Trust.   On
                                     each day during a Cash Accumulation  Period
                                     for the 1999-A Term Notes, the 1999-A  Term
                                     Notes  will  be  allocated  their Principal
                                     Allocation  Percentage  of  Available Trust
                                     Principal  and   these   amounts   will  be
                                     deposited  in  an  Eligible  Account  to be
                                     known as the  "Cash  Accumulation  Account"
                                     for the 1999-A Term Notes (until the amount
                                     on deposit  therein equals the  outstanding
                                     principal balance of the 1999-A Term Notes)
                                     and   will   be   invested   in    Eligible
                                     Investments.  The Trust will use amounts in
                                     the Cash Accumulation Account  (other  than
                                     earnings  on  such  amounts)  only  to make
                                     principal  payments  on  the  1999-A   Term
                                     Notes.  In   contrast,   any   series    of
                                     Securities  issued  by the  Trust that does
                                     not have a cash  accumulation  arrangement,
                                     upon   the   occurrence   of   any    Early
                                     Amortization  Event (as  well as the 1999-A
                                     Term Notes, upon the occurrence of a  Rapid
                                     Amortization   Event),   will   apply   all
                                     Available Trust Principal allocated to that
                                     series of  Securities  to the  repayment of
                                     principal   on   each   Distribution   Date
                                     beginning   with   the   Distribution  Date
                                     related to the Collection Period in which such Early Amortization Event occurred.

                                     Each of the  Early  Amortization Events for
                                     the Trust (except the insolvency of General
                                     Motors, GMAC or the Seller and the  failure
                                     to  pay  the  1999-A  Term  Notes  by their
                                     Stated   Final   Payment   Date)   and  the
                                     commencement of a Wind Down Period for the Trust (including due to the election of the Seller not to extend the Revolving Period on any date on which it has the option to do so) will constitute a "Cash Accumulation Event" for the 1999-A Term Notes.

                                     An "Early Amortization Event" with respect to the Trust refers to any of the following events:

                                       (a) failure on the  part  of the  Seller,
                                       GMAC  or  the  Servicer  to  observe   or
                                       perform  in  any  material respect any of
                                       its covenants or agreements  set forth in
                                       the  Pooling  and  Servicing Agreement or
                                       the Trust Sale and  Servicing  Agreement,
                                       as  applicable,  which  failure continues
                                       unremedied for a  period of 60 days after
                                       written notice, except  that  no    Early
                                       Amortization  Event  will  be  deemed  to
                                       exist if the Receivables affected by such
                                       failure are  repurchased by  the  Seller,
                                       GMAC or the Servicer,  as  applicable, in
                                       accordance   with   the   Transfer    and
                                       Servicing Agreements;

                                       (b)  any   representation   or   warranty
                                       made by GMAC in the Pooling and Servicing
                                       Agreement  or  by the Seller in the Trust
                                       Sale  and  Servicing  Agreement  or   any
                                       information contained on the Schedule  of
                                       Accounts proves to have been incorrect in
                                       any  material  respect  when   made   and
                                       continues to be incorrect in any material
                                       respect   for   a   period   of  60  days
                                       after  written  notice  and, as a result,
                                       the interests of the Securityholders  are
                                       materially and adversely affected (except
                                       that no Early  Amortization Event will be
                                       deemed   to   occur  if  the  Receivables
                                       relating   to   such   representation  or
                                       warranty are repurchased by GMAC or the Seller, as applicable, in accordance with the Transfer and Servicing Agreements);

                                       (c) failure to pay (or set aside for payment) all amounts required to be paid as principal on the Notes or distributed with respect to Certificate Balance on the applicable Stated Final Payment Date;

                                       (d) on any Distribution Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than 25%;

                                       (e) the amount on deposit  in the Reserve
                                       Fund  is  less  than  the  Reserve   Fund
                                       Required   Amount  on  three  consecutive
                                       Distribution Dates;

                                       (f) a  notice  of  an  Event  of  Default
                                       under the Indenture declaring the  unpaid
                                       principal amount of any Notes immediately
                                       due  and  payable  has been given, except
                                       that  if  no  other  Early   Amortization
                                       Event has occurred  and is continuing and
                                       so long as the Scheduled Revolving Period
                                       Termination Date  has  not  occurred,  if
                                       the   Seller   so   elects,   the   Early
                                       Amortization Period resulting  from  such
                                       occurrence   will   terminate   and   the
                                       Revolving  Period  will  recommence  if a
                                       notice  rescinding  the  declaration   is
                                       given under the Indenture;

                                       (g) the occurrence of  certain  events of
                                       bankruptcy, insolvency   or  receivership
                                       relating to  any  of  General Motors, the
                                       Servicer (or GMAC,  if  it   is  not  the
                                       Servicer) or the Seller;

                                       (h) on any Distribution  Date,  as of the
                                       last  day  of   the   related  Collection
                                       Period, the aggregate principal   balance
                                       of  Receivables owned by the  Trust which
                                       were  advanced   against  Used   Vehicles
                                       exceeds 20%  of  the  Daily Trust Balance
                                       (for purposes of this clause (h), General
                                       Motors vehicles  which are sold to  daily
                                       rental   car   operations,    repurchased
                                       pursuant  to  General  Motors  repurchase
                                       agreements   and   subsequently  sold  at
                                       auction  to  a  General Motors-franchised
                                       dealer   will   not  be  considered  Used
                                       Vehicles);

                                       (i)  on   any   Distribution   Date,  the
                                       Reserve  Fund  Required  Amount  for that
                                       Distribution  Date exceeds  the amount on
                                       deposit  in  the  related Reserve Fund by
                                       more   than   the  Reserve  Fund  Trigger
                                       Amount;

                                       (j)  on  any   Distribution   Date,   the
                                       average Daily  Trust Balance is less than
                                       75% of the sum of the average outstanding
                                       principal balance  of the Term  Notes and
                                       the average Certificate Balance (in  each
                                       case, such average being determined  over
                                       the  six  Collection  Periods immediately
                                       preceding  that Distribution Date (or, if
                                       shorter,  the  period   from  the related
                                       Initial   Closing   Date   through    and
                                       including  the  last day of the preceding
                                       Collection Period));

                                       (k) on any Distribution  Date,  as of the
                                       last day of  each  of  the  two preceding
                                       Collection    Periods,    the   aggregate
                                       principal   balance   of   all    related
                                       Available Receivables is  less  than  70%
                                       of the aggregate principal balance of all Receivables (including Receivables owned by GMAC) in the Accounts in the related Pool of Accounts; and

                                       (l) the termination   of   a  basis  swap
                                       relating to any Note or Certificate.

Rapid Amortization Period............A Rapid Amortization Period for the  1999-A
                                     Term   Notes   will   commence   upon   the
                                     occurrence  of  a  Rapid Amortization Event
                                     and will end on the earlier of (a) the date
                                     on which the 1999-A Term Notes are  paid in
                                     full and (b) the  Trust  Termination  Date.
                                     On  each  day   during a Rapid Amortization
                                     Period  for  the  1999-A  Term  Notes,  the
                                     1999-A Term Notes  will be allocated  their
                                     Principal    Allocation    Percentage    of
                                     Available Trust Principal.  All amounts  so
                                     allocated on  any  Distribution Date during
                                     a Rapid Amortization Period  will  be  paid
                                     to  the holders of the 1999-A Term Notes on
                                     the  related  Distribution  Date,  together
                                     with any amounts  in  the Cash Accumulation
                                     Account for the 1999-A Term Notes on   such
                                     Distribution Dates.

                                     Each   of   the   following   events   will
                                     constitute a "Rapid Amortization Event" for
                                     the 1999-A Term Notes:  (i) General Motors,
                                     GMAC or the Seller become insolvent;   (ii)
                                     the 1999-A Term  Notes are not paid in full
                                     by their Stated Final Payment  Date;  (iii)
                                     the   Issuer   or  the  Seller  becomes  an
                                     "investment company" within the meaning of the Investment Company Act of 1940, as amended; and (iv) the balance in the Cash Accumulation Reserve Fund is less than $218,750.

                                     The Rapid Amortization Events specified  in
                                     the foregoing clauses (i) and (ii) are also
                                     Early  Amortization  Events and will result
                                     in a  Rapid  Amortization  Period  for  the
                                     1999-A  Term  Notes  that  is also an Early
                                     Amortization  Period  for  the  Trust.  The
                                     Rapid Amortization Events specified in  the
                                     foregoing  clauses  (iii)  and (iv) are not
                                     Early  Amortization   Events.    Therefore,
                                     events  (iii)  and  (iv) will   result in a
                                     Rapid Amortization  Period  for the  1999-A
                                     Term   Notes   that   is   not   an   Early
                                     Amortization Period for the Trust. Instead, the Revolving Period for the Trust will continue.

Tax Status...........................In the opinion of Kirkland & Ellis, special tax counsel to the Seller, for U.S. federal income tax purposes, the 1999-A Term Notes will constitute indebtedness. Each holder of 1999-A Term Notes, by the acceptance of an Offered Term Note, will agree to treat the 1999-A Term Notes as indebtedness for federal, state and local income and franchise tax purposes.

ERISA Considerations.................Subject  to certain  considerations,  it is contemplated that the 1999-A Term Notes will be eligible for purchase by employee benefit plans.

Rating...............................It is  a  condition to  the issuance of the
                                     1999-A Term Notes that they be rated in the
                                     highest  long-term  rating  category  by at
                                     least one nationally recognized statistical
                                     rating agency.  There  can  be no assurance
                                     that any such ratings will  not be  lowered
                                     or   withdrawn   by   a  rating  agency  if
                                     circumstances  so  warrant.   If any rating
                                     initially assigned to the 1999-A Term Notes
                                     is  lowered  for  any reason,  no person or
                                     entity   is   obligated   to   provide  any
                                     additional enhancement with respect to the 1999-A Term Notes.

                               THE U.S. PORTFOLIO

GENERAL

     As of March 31, 1999, there were approximately 7,400 active credit lines with dealers in the U.S. Portfolio and the total U.S. Portfolio (which includes both owned receivables and serviced receivables) consisted of receivables with an aggregate principal balance of approximately $20.8 billion. GMAC is the primary source of floor plan financing for General Motors-franchised dealers in the United States. In the first quarter of 1999, GMAC provided financing for approximately 66.9% of new factory sales to General Motors dealers in the United States.

     As of March 31, 1999, receivables with respect to New Vehicles represented approximately 83% of the aggregate principal amount of all receivables in the U.S. Portfolio. Receivables with respect to Used Vehicles represented approximately 9% of the aggregate principal amount of all receivables in the U.S. Portfolio. Other receivables (generally receivables with respect to heavy-duty trucks, off-highway vehicles and marine units) represented approximately 8% of the aggregate principal amount of all receivables in the U.S. Portfolio. As of March 31, 1999, approximately 61% of the Used Vehicles in the U.S. Portfolio represented Auction Vehicles. As of March 31, 1999, the average Account in the U.S. Portfolio provided for credit lines for New Vehicles and Used Vehicles of approximately 227 units and 49 units, respectively, and the average principal balance of receivables thereunder was approximately $2.6 million and $0.3 million, respectively.

     In 1998, GMAC streamlined the billing process on its dealer incentive programs. Rather than charge a spread over the Prime Rate and separately distribute dealer incentives, dealers participating in the "Net Billing" program are charged a spread that is reduced by any dealer incentives. As more dealers participate in the Net Billing program, the spread over the Prime Rate on the receivables is lower versus prior years. For the three months ended March 31, 1999, the weighted average spread over the Prime Rate charged to dealers in the U.S. Portfolio was approximately 0.4%. Certain dealers continue to be offered rebates under incentive programs. For the three months ended March 31, 1999, the average annual rate of dealer credits on the U.S. Portfolio ranged between 28 and 42 basis points. The amount of any such credit is applied to a participating dealer's interest charges on floorplan and other loans (if any). There can be no assurance that the spread over the Prime Rate in the future will be similar to historical experience.

     As of March 31, 1999, the aggregate principal amount financed with respect to dealers assigned to "no credit" status was approximately $7.2 million or 0.04% of the aggregate principal amount financed in the U.S. Portfolio.

LOSS EXPERIENCE

     The following table sets forth GMAC's average principal balance of receivables and loss experience for the U.S. Portfolio as a whole in each of the periods shown. The U.S. Portfolio includes Fleet Accounts and certain other accounts that are not Eligible Accounts as well as Accounts that meet the eligibility criteria for inclusion in the Trust but were not selected. Thus, the Accounts related to the Trust represent only a portion of the entire U.S. Portfolio and, accordingly, actual loss experience with respect to such Accounts may be different than that of the U.S. Portfolio as a whole. There can be no assurance that the loss experience for Receivables in the future will be similar to the historical experience set forth below. The following historical experience reflects financial assistance and incentives provided, from time to time, by General Motors and GMAC to General Motors-franchised dealers. If General Motors or GMAC reduced or was unable or elected not to provide such assistance or incentives, the loss experience of the U.S. Portfolio, including the Accounts, may be adversely affected.



                        LOSS EXPERIENCE FOR THE U.S. PORTFOLIO


                                                Three Months                   Year Ended December 31
                                                    Ended
                                                MARCH 31, 1999      1998         1997          1996         1995
                                                --------------      ----         ----          ----         ----

                                                                      (Dollars in Millions)

Average Principal Receivables Balance(1)           $ 19,510.4   $ 16,859.6     $ 18,276.0    $16,991.5   $ 17,559.4
Net Losses (Recoveries)(2)                             $  0.4      $  11.8       $ (10.5)     $  (8.1)       $  6.2
Net Losses (Recoveries)/Liquidations(3)                0.002%
                                                                    0.014%       (0.012)%     (0.009)%       0.007%
Net Losses (Recoveries)/Average Principal
   Receivables Balance                              0.008%(4)       0.070%       (0.058)%     (0.048)%       0.035%



(1) "Average Principal Receivables Balance" is the average of the month-end principal balances of receivables for each of the months during such period.
(2) "Net Losses" in any period are gross losses less recoveries for such period. Recoveries include recoveries from collateral security in addition to vehicles.
(3) Liquidations include all principal reductions.
(4) Annualized.


AGING EXPERIENCE

     The following table provides the age distribution of the receivables for all dealers in the U.S. Portfolio as a percentage of total principal balances of receivables outstanding at the date indicated. The aging is based on the receivable's interest commencement date. In addition, if a vehicle or the related receivable is reclassified for any reason (e.g., if the dealer decides to designate a new vehicle for use as a demonstration unit), the interest commencement date will generally be the date of such reclassification. The actual age distribution with respect to the Receivables related to any Trust may be different because such Receivables will arise in Accounts representing only a portion of the entire U.S. Portfolio. There can be no assurance that the aging experience for receivables in the future will be similar to the historical experience set forth below.


                             AGE DISTRIBUTION FOR THE U.S. PORTFOLIO

                                         Three Months                      Year Ended December 31
                                            Ended
                                        MARCH 31, 1999       1998          1997          1996            1995
                                        --------------       ----          ----          ----            ----
1-120                                        80.5%           90.2%       85.1%           82.2%           83.4%
121-180                                      12.9             4.9         8.0             9.0             7.0
181-270                                       4.9             2.9         3.5             5.0             5.0
Over 270                                      1.7             2.0         3.4             3.8             4.6


MONTHLY PAYMENT RATES

     The following table sets forth the highest and lowest monthly payment rates for the U.S. Portfolio during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown. The payment rates used are calculated as the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the aggregate ending principal balance of receivables for the period. There can be no assurance that the rate of principal collections for the Accounts in the Pool of Accounts in the future will be similar to the historical experience set forth below. The actual monthly payment rates with respect to such Accounts may be different because, among other reasons, such Accounts will represent only a portion of the entire U.S. Portfolio.


                                 MONTHLY PAYMENT RATES FOR THE U.S. PORTFOLIO

                                              Three Months                  Year Ended December 31
                                                  Ended
                                             MARCH 31, 1999       1998         1997         1996        1995
                                             --------------       ----         ----         ----        ----
Highest Month                                     47.6%           62.9%        54.2%        56.1%      51.4%
Lowest Month                                      38.2            33.5         33.3         35.0       33.5
Average for the Months in the Period              42.1            47.3         43.3         45.1       42.1

THE POOL OF ACCOUNTS

     As of the close of business on April 12, 1999, there were 1,024 Accounts in the Pool of Accounts. As of April 12, 1999 the average principal balance of Receivables in such Accounts was approximately $3.0 million (approximately 82% of which were Eligible Receivables) and the weighted average spread over the Prime Rate charged to Dealers was approximately 0.3% for the month of March 1999. This spread over Prime Rate does not include rebates earned by dealers under GMAC incentive programs that entitle them to a credit based on interest charges. These credits do not affect the spread over the Prime Rate earned by the Trust. As of April 12, 1999, the aggregate principal balance of Receivables under such Accounts was $3,095,904,945.61 and, of such amount, $2,523,252,409.15 would qualify as Eligible Receivables (except for the limit imposed by the Maximum Pool Balance).

GEOGRAPHIC DISTRIBUTION

     The following table provides, as of April 12, 1999, the geographic distribution of the Accounts in the Pool of Accounts (based on the address of the Dealer). As of April 12, 1999, no other state accounted for more than 5.0% of the principal amount of Receivables outstanding in such Accounts.





          GEOGRAPHIC DISTRIBUTION OF POOL ACCOUNTS RELATED TO THE TRUST


                                                                                                           Percentage of
                                                                          Percentage of                            Total
                                                                             Total            Number of        Number of
                                                   Receivables            Receivables          Dealer             Dealer
State                                              Outstanding            Outstanding         ACCOUNTS          Accounts
-----                                              -----------            -----------         --------     -------------

                                               (THOUSANDS OF DOLLARS)
Illinois                                                     $301,445            9.7%            78            7.6%
Texas                                                         277,752            9.0             73            7.1
Florida                                                       193,739            6.3             49            4.8
Michigan                                                      189,342            6.1             55            5.4
New York                                                      187,623            6.1             62            6.1
Georgia                                                       170,179            5.5             45            4.4
